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                                                                   EXHIBIT 10.25



                                        Deal No. QY9133.4

[ENRON LOGO]                                      Enron North America
                                                  Corp.
                                                  P.O. Box 4428
                                                  Houston TX 77210-4428
                                                  (713) 853-3300
                                                  Fax (713) 646-4816

                                  CONFIRMATION
                                     (SWAP)

Date:           March 23, 2001
To:             National Energy Group, Inc. ("Counterparty")
Attention:      Document Department
Fax No.:        214-692-8562
From:           Enron North America Corp. ("ENA")
Re:             Commodity Swap QY9133.4

         The purpose of this letter agreement (together with the General Terms and Conditions of Confirmation as set forth in Annex A and any other attachments hereto, collectively the "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction") whereby we accepted your offer to enter into the Transaction. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

         Notional Quantity per
         Determination Period:           9,100 Barrels per month

         Commodity:                      Crude Oil

         Commodity Unit:                 Barrels (BBL) (42 U.S. Gallons)

         Trade Date:                     March 23, 2001

         Effective Date:                 January 01, 2004

         Termination Date:               December 31, 2004

         Determination Period(s):        Each calendar month beginning with
                                         January 01, 2004 and ending on
                                         December 31, 2004.

         Payment Date(s):                The fifth (5th) Business Day following
                                         the date on which the Floating Price is
                                         determinable

FIXED AMOUNT DETAILS:

         Fixed Price Payor:              ENA

         Fixed Price:                    US Dollars $21.69000 per Barrel



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                                                    Deal No. QY9133.4

FLOATING AMOUNT DETAILS:

           Floating Price Payor:         Counterparty

           Floating Price:               The arithmetic average of the daily
                                         settlement prices for the prompt
                                         month of the NYMEX Light Sweet Crude
                                         Oil Futures Contract for each NYMEX
                                         Trading Day during the applicable
                                         Determination Period

  CONTRACTUAL CURRENCY:                  US Dollars

  GOVERNING LAW:                         Texas

  GENERAL TERMS AND CONDITIONS
  OF CONFIRMATIONS:                      The general terms and conditions
                                         contained in Annex A attached hereto
                                         and made a part hereof apply and are
                                         incorporated herein by reference

  CREDIT OR OTHER SPECIAL PROVISIONS:    The credit provisions contained in
                                         Annex B attached hereto and made a part
                                         hereof apply and are incorporated
                                         herein by reference

         For the purposes of the calculations of the Floating Price(s), all numbers shall be rounded as follows: Floating Price(s) relating to commodities quoted in (i) gallons shall be rounded to five places, (ii) MMBtu's shall be rounded to four places, (iii) barrels shall be rounded to three places and (iv) gigajoules shall be rounded to four places. If the number after the final number is five (5) or greater then the final number shall be increased by one
(1), and if the number after the final number is less than five (5) then the final number shall remain unchanged.

         This Confirmation is a complete and binding agreement between you and us as to the Transaction. Until a Master Agreement is executed by you and us, all currently existing swap, option or other financially-settled derivative transactions between the parties shall be governed by the terms and conditions set forth in any Annex attached hereto. All such swap, option or other financially-settled derivative transactions, shall constitute a single integrated agreement between you and us, it being acknowledged that the parties are relying upon the fact that all such swap, option or other financially-settled derivative transactions will form a single agreement and that the parties would not otherwise enter into any transactions. The terms and conditions contained in any Annex attached hereto are incorporated into this Confirmation, and in the event of any inconsistency between any Annex and this letter agreement, this letter agreement shall govern. Upon execution by you and us of a Master Agreement, this Confirmation will supplement, form a part of, and be subject to the Master Agreement. In the event of any inconsistency between this Confirmation and the Master Agreement, the Master Agreement shall govern except as expressly set forth therein.

         If this Confirmation correctly sets forth the terms of the Transaction that we have entered into, please promptly confirm in a reply to us by signing below and sending this Confirmation (or a copy hereof) to us (or notifying us of any bona fide error that would require revision in order to accurately reflect our agreement on the Transaction) by facsimile transmission within two Business Days after your receipt of this Confirmation. If you fail to so reply within such time period, the terms hereof will constitute binding and conclusive evidence of the Transaction. We took forward to receiving your prompt reply.

Sincerely,

Enron North America Corp.                            National Energy Group, Inc.

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By: /s/ DIANE ANDERSON                             Deal No. QY9133.4

                                      By:
                                         ---------------------------------------
Name: Diane Anderson                  Name:
Tide: Agent and Attorney-in-Fact           -------------------------------------
Date: March 27, 2001                  Title:
                                            ------------------------------------
                                      Date:
                                           ------------------------------------

COUNTERPARTY: AFTER YOU HAVE CONFIRMED TRANSACTION, PLEASE RETURN TO ENA,
ATTENTION: DIRECTOR OF DOCUMENTATION AT FAX NO (713) 646-4816

ADDRESS FOR NOTICES TO ENA:              PAYMENT ACCOUNT INFORMATION FOR ENA:

1400 Smith St                            See invoice for wire instructions
Houston, TX 77002-7327
Attention: Director, Documentation Dept
Fax: (713) 646-4816
Phone: (713) 853-3300

With a copy of any notice given pursuant to Section 3 or 4 of Annex A or Annex B, if any, to:

1400 Smith Street
Houston, Texas 77002
Attn: Assistant General Counsel, Trading Group
Fax: (713) 646-4818

ADDRESS FOR NOTICES TO COUNTERPARTY:          PAYMENT ACCOUNT INFORMATION FOR
                                              COUNTERPARTY:

Address:
        ------------------------------        ----------------------------------

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Attention:
          ----------------------------        ----------------------------------
Fax:
          ----------------------------        ----------------------------------
Phone:
          ----------------------------        ----------------------------------

COUNTERPARTY: PLEASE PROVIDE ABOVE REQUESTED INFORMATION IF NOT PROVIDED PREVIOUSLY OR IF CHANGES HAVE OCCURRED



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